Growth through Innovation™

Dot Hill Earnings Call

May 7, 2015

First Quarter 2015

Real Time Matters™

NASDAQ: HILL

SAFE HARBOR

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the second quarter of 2015 and other future periods. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter of 2015 and all future periods may be different from the financial guidance provided in this presentation; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

ABOUT NON-GAAP FINANCIAL MEASURES

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, Quantum, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q1'15 NON-GAAP SEGMENT FINANCIAL RESULTS

	Q1'15	Q1'14	Q4'14	YoY Change	QoQ Change
REVENUE ($K)					
Total Server OEM	24,324	26,507	29,728	-8.24%	-18.18%
Total Vertical Markets	35,943	22,353	38,495	60.80%	-6.63%
Total Revenue	**60,267**	**48,860**	**68,223**	**23.35%**	**-11.66%**
COST OF GOODS SOLD ($K)					
Total Server OEM	19,072	20,039	21,820	-4.83%	-12.59%
Total Vertical Markets	20,842	12,643	22,827	64.85%	-8.70%
Total COST OF GOODS SOLD	**39,914**	**32,682**	**44,647**	**22.13%**	**-10.60%**
GROSS PROFIT ($K)					
Total Server OEM	5,252	6,468	7,908	-18.80%	-33.59%
Total Vertical Markets	15,101	9,710	15,668	55.52%	-3.62%
Total Gross Profit	**20,353**	**16,178**	**23,576**	**25.81%**	-13.67%
GROSS MARGIN (%)					
Total Server OEM	21.6%	24.4%	26.6%	-280 bps	-500 bps
Total Vertical Markets	42.0%	43.4%	40.7%	-140 bps	+130 bps
Total Non-GAAP Gross Margin %	**33.8%**	**33.1%**	**34.6%**	+70 bps	**- 80 bps**
SALES AND MARKETING ($K)					
Total Server OEM	577	458	567	25.98%	1.76%
Total Vertical Markets	2,480	2,202	2,411	12.62%	2.86%
Corporate	610	520	786	17.31%	-22.39%
Total Sales and Marketing	**3,667**	**3,180**	**3,764**	**15.31%**	**-2.58%**

Q1'15 NON-GAAP SEGMENT FINANCIAL RESULTS

	Q1'15	Q1'14	Q4'14	YoY Change	QoQ Change
CONTRIBUTION MARGIN ($K)					
Total Server OEM	4,675	6,010	7,341	-22.21%	-36.32%
Total Vertical Markets	12,621	7,508	13,257	68.10%	-4.80%
Corporate	(610)	(520)	(786)	17.31%	-22.39%
Total Contribution Margin	**16,686**	**12,998**	**19,812**	**28.37%**	**-15.78%**
Contribution Margin (%)					
Total Server OEM	19.2%	22.7%	24.7%	-350 bps	-550 bps
Total Vertical Markets	35.1%	33.6%	34.4%	+ 150 bps	+ 70 bps
TOTAL CONTRIBUTION MARGIN %	**27.7%**	**26.6%**	**29.0%**	**+ 110 bps**	**-130 bps**
CORPORATE EXPENSES ($K)					
Research and Development	9,721	9,176	8,940	5.94%	8.74%
General and Administrative:	2,984	2,788	2,247	7.03%	32.80%
Total Corporate Expenses	12,705	11,964	11,187	6.19%	13.57%
Operating Income (Loss):					
Total Server OEM	4,675	6,010	7,341	-22.21%	-36.32%
Total Vertical Markets	12,621	7,508	13,257	68.10%	-4.80%
Corporate	(13,315)	(12,484)	(11,973)	6.66%	11.21%
Total Operating Income (Loss)	**3,981**	**1,034**	**8,625**	**285.01%**	**-53.84%**

2Q 2015 NON-GAAP GUIDANCE

2nd Quarter 2015		YoY Change at midpoints	QoQ Change at midpoints
Revenue ($M)	$58 - $62	+24%	Flat
EPS $	$0.04 - $0.08	+0.04	Flat

dot HILL®

Growth through Innovation™

Dot Hill Earnings Call

May 7, 2015

Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

Real Time Matters™

NASDAQ: HILL

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q1'15	Q1'14	Q4'14
GAAP net revenue	$ 61,121	$ 48,207	$ 69,115
Long-term software contract royalties	(854)	653	(892)
Non-GAAP net revenue	$ 60,267	$ 48,860	$ 68,223
GAAP gross profit	$ 21,030	$ 15,265	$ 24,325
GAAP gross margin %	34.4%	31.7%	35.2%
Stock-based compensation	123	64	93
Severance costs	4	73	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Non-GAAP gross profit	$ 20,353	$ 16,178	$ 23,576
Non-GAAP gross margin %	*33.8%*	*33.1%*	*34.6%*

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q1'15	Q1'14	Q4'14
GAAP sales and marketing expenses	$ 3,804	$ 3,294	$ 3,846
GAAP contribution margin	$ 17,226	$ 11,971	$ 20,479
GAAP contribution margin %	*28.2%*	*24.8%*	*29.6%*
Stock-based compensation	(116)	(72)	(80)
Severance costs	(21)	(42)	(2)
Non-GAAP sales and marketing expenses	$ 3,667	$ 3,180	$ 3,764
Non-GAAP contribution margin	$ 16,686	$ 12,998	$ 19,812
Non-GAAP contribution margin %	*27.7%*	*26.6%*	*29.0%*
GAAP operating expenses	$ 17,135	$ 15,668	$ 15,696
Currency (loss) gain	27	73	(71)
Stock-based compensation	(757)	(514)	(655)
Severance costs	(33)	(83)	(19)
Non-GAAP operating expenses	$ 16,372	$ 15,144	$ 14,951

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q1'15	Q1'14	Q4'14
GAAP operating income	$ 3,895	$ (403)	$ 8,629
Currency (gain) loss	(27)	(73)	71
Stock-based compensation	880	578	748
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Severance costs	37	156	19
Non-GAAP operating income	$ 3,981	$ 1,034	$ 8,625
GAAP net income	$ 3,871	$ (412)	$ 8,505
Currency (gain) loss	(27)	(73)	71
Stock-based compensation	880	578	748
Other income	-	(10)	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Severance costs	37	156	19
Non-GAAP net income	$ 3,957	$ 1,015	$ 8,501

Q1'15 UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	Q1'15	Q1'14	Q4'14
Server OEM GAAP net revenue	$ 25,178	$ 25,854	$ 30,620
Long-term software contract royalties	(854)	653	(892)
Server OEM non-GAAP net revenue	$ 24,324	$ 26,507	$ 29,728
Server OEM GAAP gross profit	$ 5,996	$ 5,604	$ 8,704
Server OEM GAAP gross margin %	*23.8%*	*21.7%*	*28.4%*
Stock-based compensation	58	41	46
Severance costs	2	47	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Server OEM non-GAAP gross profit	$ 5,252	$ 6,468	$ 7,908
Server OEM non-GAAP gross margin %	*21.6%*	*24.4%*	*26.6%*
Server OEM GAAP sales and marketing expenses	$ 602	$ 482	$ 581
Server OEM GAAP contribution margin	$ 5,394	$ 5,122	$ 8,123
Server OEM GAAP contribution margin %	*21.4%*	*19.8%*	*26.5%*
Stock-based compensation	(21)	(15)	(14)
Severance costs	(4)	(9)	-
Server OEM non-GAAP sales and marketing expenses	$ 577	$ 458	$ 567
Server OEM non-GAAP contribution margin	$ 4,675	$ 6,010	$ 7,341
Server OEM non-GAAP contribution margin %	*19.2%*	*22.7%*	*24.7%*
Server OEM GAAP operating income	$ 5,394	$ 5,122	$ 8,123
Stock-based compensation	79	56	60
Severance costs	6	56	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Server OEM non-GAAP operating income	$ 4,675	$ 6,010	$ 7,341

Q1'15 UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	Q1'15	Q1'14	Q4'14
Vertical Markets GAAP and non-GAAP net revenue	$ 35,943	$ 22,353	$ 38,495
Vertical Markets GAAP gross profit	$ 15,034	$ 9,661	$ 15,621
Vertical Markets GAAP gross margin %	*41.8%*	*43.2%*	*40.6%*
Stock-based compensation	65	23	47
Severance costs	2	26	-
Vertical Markets non-GAAP gross profit	$ 15,101	$ 9,710	$ 15,668
Vertical Markets non-GAAP gross margin %	*42.0%*	*43.4%*	*40.7%*
Vertical Markets GAAP sales and marketing expenses	$ 2,548	$ 2,254	$ 2,452
Vertical Markets GAAP contribution margin	$ 12,486	$ 7,407	$ 13,169
Vertical Markets GAAP contribution margin %	*34.7%*	*33.1%*	*34.2%*
Stock-based compensation	(58)	(33)	(40)
Severance costs	(10)	(19)	(1)
Vertical Markets non-GAAP sales and marketing expenses	$ 2,480	$ 2,202	$ 2,411
Vertical Markets non-GAAP contribution margin	$ 12,621	$ 7,508	$ 13,257
Vertical Markets non-GAAP contribution margin %	*35.1%*	*33.6%*	*34.4%*
Vertical Markets GAAP operating income	$ 12,486	$ 7,407	$ 13,169
Stock-based compensation	123	56	87
Severance costs	12	45	1
Vertical Markets non-GAAP operating income	$ 12,621	$ 7,508	$ 13,257

Q1'15 UNAUDITED GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	Q1'15	Q1'14	Q4'14
Corporate GAAP sales and marketing expenses	$ 654	$ 558	$ 813
Corporate GAAP contribution margin	$ (654)	$ (558)	$ (813)
Stock-based compensation	(37)	(24)	(26)
Severance costs	(7)	(14)	(1)
Corporate non-GAAP sales and marketing expenses	$ 610	$ 520	$ 786
Corporate non-GAAP contribution margin	$ (610)	$ (520)	$ (786)
Corporate GAAP research and development expenses	$ 10,119	$ 9,476	$ 9,313
Stock-based compensation	(386)	(260)	(356)
Severance costs	(12)	(40)	(17)
Corporate non-GAAP research and development expenses	$ 9,721	$ 9,176	$ 8,940
Corporate GAAP general and administrative expenses	$ 3,212	$ 2,898	$ 2,537
Currency (loss) gain	27	73	(71)
Stock-based compensation	(255)	(182)	(219)
Severance costs	-	(1)	-
Corporate non-GAAP general and administrative expenses	$ 2,984	$ 2,788	$ 2,247
Corporate GAAP operating loss	$ (13,985)	$ (12,932)	$ (12,663)
Currency (gain) loss	(27)	(73)	71
Stock-based compensation	678	466	601
Severance costs	19	55	18
Corporate non-GAAP operating loss	$ (13,315)	$ (12,484)	$ (11,973)